DocuSign Envelope ID: 321D278C-FA26-4B20-952A-6F65505F7A8C Administrative Services Agreement This Administrative Services Agreement (the “Agreement”), made this 1st day of November 2015 (“Effective Date”), by and between FedNat Underwriters, Inc. ("FNU") and SageSure Insurance Managers LLC ("Company"). WHEREAS, the Company wishes to engage FNU (together the “Parties”) in the performance of various insurance customer service and processing functions. NOW THEREFORE, in consideration of the mutual covenants hereinafter contained and upon valuable consideration received, the Parties hereto agree as follows: I. Administrative Services A. Company and FNU agree that all work performed by FNU for, or on behalf of, the Company shall be first be outlined in a Statement of Work (“SOW”). Each SOW will serve as an amendment to this Agreement and will detail Work Performed, Duration and Compensation. B. All activities of FNU pursuant to this Agreement shall be in strict compliance with the laws and regulations of the state(s) in which insurance is transacted in accordance with this Agreement. C. Except as specifically set forth in this Agreement, the Company shall not be responsible for FNU's expenses and costs of performance of this Agreement, including, but not limited to, salaries, bonuses, rentals, transportation facilities, clerk hire, advertising, exchange, personal license fees, or any other expenses whatsoever. Except as specifically set forth in this Agreement or as otherwise agreed to in writing between the parties, FNU's sole compensation shall be the amounts payable to FNU pursuant to the provisions in Section II. D. Company will provide FNU with all information necessary or appropriate for FNU to perform its responsibilities under this Agreement. II. Compensation A. All fees payable to FNU under this Agreement are set forth in the individual SOWs, which may be amended from time to time by written agreement of the Parties. B. FNU shall invoice Company for fees due hereunder. Company will be fees due within 30 days of invoice date. 1

DocuSign Envelope ID: 321D278C-FA26-4B20-952A-6F65505F7A8C III. Additional Duties of FNU A. FNU shall, at all times during the period of this Agreement, comply with all applicable laws and all lawful orders, policy decisions or other requirements of the relevant Department of Insurance. B. All books, records, accounts, documents and correspondence of FNU reasonably necessary to confirm FNU’s proper performance of this Agreement shall, at all times, with 10 business days’ notice, be open to examination by any authorized representative of the Company no more than twice per calendar year. FNU shall make copies of such records available upon request by the Company whether such request is before or after termination of this Agreement. Such records must be maintained for seven (7) years or until the completion of a financial or market conduct examination by any insurance department with jurisdiction over the relevant insurance carrier, or as set forth in Company’s or relevant insurance carrier’s document retention policy, whichever is longer, as long as such document retention policy has been provided to FNU in writing prior to the termination of this Agreement. C. FNU shall maintain such licenses as required under applicable law to perform its duties hereunder. IV. Term and Expiration A. This Agreement shall remain in effect for a period of one (1) years (the “Initial Term”) from the Effective Date. This Agreement will renew automatically for additional one (1) year terms (each, together with the Initial Term, a “Term”) following the expiration of each Term unless either party provides to the other written notice of its election not to renew, such notice to be given not later than ninety (90) days prior to the expiration of any Term. B. Notwithstanding the foregoing, either party may terminate this Agreement with respect to the other party upon 90 days written notice to such other party. C. Notwithstanding the foregoing, FNU may terminate this Agreement upon written notice if any undisputed payment due from Company hereunder is not paid within ninety (90) days of its Due Date. D. Company may terminate this agreement immediately upon notice to FNU upon any of the following events: (a) repeated problems in the performance of the Services; and/or (b) FNU fails to perform any Company representation, covenant, and/or obligation contained in this Agreement. The determination as to whether any of the aforementioned events have occurred will be made atCompany’s sole discretion. 2

DocuSign Envelope ID: 321D278C-FA26-4B20-952A-6F65505F7A8C E. Upon termination of this Agreement as between Company and FNU, Company shall return to FNU all of FNU's Confidential Information, as defined below, and all other information and documentation tendered to Company by FNU pursuant to this Agreement, and FNU shall return to Company all of Company’s Confidential Information and all other information and documentation tendered to FNU by Company and the parties shall otherwise cooperate with each other to effect an orderly transition to a successor administrative service company, if any. V. Indemnification, Hold Harmless and Insurance Provisions A. Each party will at all times defend, indemnify and hold harmless the other party from and against any and all claims for either damages, liabilities, personal injuries, death, costs or expenses including, without limitation, reasonable attorneys’ fees and expenses, arising out of or relating to: (a) such party’s intellectual property, including, without limitation, any alleged infringement of any copyright, patent, literary, privacy, publicity, trademark, service mark or any other personal, moral or contract deficiency; (b) such party’s failure to timely collect and pay all applicable taxes; or (c) such party’s failure or alleged failure to comply with this Agreement or caused in whole or in part as a result of such party’s negligent error or omission and/or wrongful act. The indemnified party will give the indemnifying party written notice of any claim, action or demand for which indemnity is claimed describing in reasonable detail the nature of the claim. The failure to timely provide such notice shall not affect the right of the indemnified parties to indemnification hereunder, except to the extent the indemnifying party is prejudiced by such delay. In the case of third party claims, the indemnifying party shall have the control of the defense and/or settlement of any claim, and the indemnified party shall cooperate in the defense and/or settlement as is required and reasonable; provided that the indemnifying party shall not enter into any settlement agreement without the written consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed); provided, further, that such consent shall not be required if (i) the settlement agreement contains from the third party asserting the claim a general release to all indemnified parties affected by the claim and (ii) the settlement agreement does not contain any sanction or restriction upon the conduct of any business by the indemnified party or its affiliates. If the indemnified party shall withhold its consent to the indemnifying party proposed settlement of such claim, then the indemnifying party may, in its sole discretion, elect to pay the indemnified party the full amount of the proposed settlement, in which case, the indemnifying party shall be relieved of any further liability under this Article V to the same extent as if such proposed settlement had been entered into on the terms proposed by the indemnifying party. Each of the Parties shall cooperate, and cause their respective affiliates to cooperate, in the defense or prosecution of any legal or other proceeding that is the subject of indemnification hereunder and shall promptly execute such instruments and furnish or cause to be furnished such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in 3

DocuSign Envelope ID: 321D278C-FA26-4B20-952A-6F65505F7A8C connection therewith. Without limiting the generality of the foregoing, the indemnified party shall take such additional actions as reasonably requested by the indemnifying party and its counsel in contesting any claim which the indemnifying party elects to contest, including the making of any related counterclaim against the person asserting the claim or any cross complaint against any person, and, to the extent the indemnified party is entitled to indemnification hereunder with respect to such claim, the indemnifying party shall reimburse the indemnified party for its reasonable out-of-pocket costs and expenses actually incurred in taking such requested actions. The indemnified party may participate in, but not control, any defense or settlement of any claim controlled by the indemnifying party pursuant to this Article V, and the indemnified party shall bear its own costs and expenses with respect to such participation. B. FNU shall maintain errors and omissions insurance with aggregate limits no less than two million dollars ($2,000,000), coverage to be provided by a Best’s "A" rated company or other company to be reasonably acceptable to Company. FNU shall furnish a certificate of such insurance to Company at Company's request. VI. Confidentiality A. Pursuant to this Agreement, each party may come in contact with Confidential Information of the other party. “Confidential Information” means any confidential, non-public or proprietary information, data or material, whether written, via computer disk or other electronic media, which the party may obtain knowledge of through or as a result of the relationship established hereunder and includes but is not limited to Customer Information, meaning any information related to a customer of Company or that can be identified with respect to a customer of Company, including the fact that an individual is a customer of Company. Information received from a party shall not be deemed to be proprietary information and/or Confidential Information which is: (i) already known to the receiving party without obligation of confidentiality; or (ii) becomes publicly known through no wrongful act of the receiving party; or (iii) received by a party from a third party without similar restriction and without breach of this Agreement; or (iv) independently developed by a party; or (v) approved for release by written authorization of the party providing the information. In addition, confidential or proprietary information may, without breach hereof, be disclosed pursuant to the lawful requirement or a request of a court of competent jurisdiction or government agency, provided that the party to be releasing the information, immediately after it gains knowledge thereof, gives the party providing the information written notice (but in all events before disclosing), and provided further that the party to be releasing the information reasonably cooperates with the party providing the information (which party shall reimburse the releasing party for their reasonable costs in such cooperation) in obtaining an adequate protective order. The parties agree to hold all Confidential Information in 4

DocuSign Envelope ID: 321D278C-FA26-4B20-952A-6F65505F7A8C confidence, not to use the Confidential Information for any purpose other than for the purpose of its business with the others and to only disclose it to each other’s respective officers, directors, employees, consultants or independent contractors who have been instructed not to disclose such Confidential Information, who are legally bound to confidentiality obligations similar in scope to those herein, and who have a specific need-to-know. The parties further agree to use commercially reasonable efforts to protect the confidentiality of the Confidential Information they receive, at least equivalent to the degree of care that each uses in its own business to protect its own similar Confidential Information. B. Each party agrees to immediately notify the others upon its discovery or reasonable suspicion of the disclosure of Confidential Information to any person who is not an authorized user or authorized recipient of the information or of any security breach by an authorized user or authorized recipient of the information. Each party will provide the other with full details of such disclosure or breach and will take measures to prevent a recurrence of such disclosure or breach, and will cooperate with the party who has suffered the unauthorized disclosure, at the other party’s cost, in any action deemed necessary to protect the confidentiality of the disclosed material. VII. Miscellaneous A. No party shall be responsible for any delay or failure of performance under this Agreement by reason of any acts, events or circumstances beyond its control. Such acts, events or circumstances shall include, but not be limited to, Acts of God, natural disasters, fires, floods, failure of dikes, dams or levees, wars, terrorism, civil disturbances, sabotage, accidents, labor disputes, governmental actions, and failures or delays of transportation and/or transmission. If Company or FNU is rendered unable, wholly or in part, by such force majeure to carry out its obligations under this Agreement, that party shall give to the other party prompt notice thereof, and such obligations shall be suspended to the extent and during such time as they are reasonably affected by the force majeure and the affected party uses its best efforts to meets its obligations under this Agreement as quickly as possible thereafter. This clause shall not excuse the non-payment or late payment of any monetary obligation by either party. B. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporary agreements in connection herewith. C. FNU and its personnel shall not be considered employees of Company. The relationship of the parties shall be that of independent contractors. FNU will, during the term of this Agreement, maintain all necessary insurance for its personnel, including, but not limited to, worker’s compensation, disability, unemployment insurance, and general liability insurance. 5

DocuSign Envelope ID: 321D278C-FA26-4B20-952A-6F65505F7A8C D. The relationship between FNU and Company is not one of a joint venture or partnership and nothing in this agreement shall be construed to create any such relationship between the parties hereto. E. Any controversy, dispute, or claim between the Parties arising out of the interpretation, performance, or breach of this Agreement, shall be resolved by binding arbitration at the request of either party, in accordance with the rules of the American Arbitration Association. Each party will select an arbitrator. The two arbitrators will select a third. If they cannot agree on a third arbitrator within 30 days, either may request that a selection be made by a judge of a court having jurisdiction. The arbitrators shall be active or retired disinterested executive officers of property/casualty insurance or reinsurance companies. Each party will (1) pay the expenses it incurs; and (2) bear the expense of the third arbitrator equally. A decision agreed to by two of the arbitrators will be binding. The location of arbitration proceedings will be in Florida. The decision of the arbitrator(s) shall be final and unreviewable for error of law or legal reasoning of any kind. Damages pursuant to this Agreement shall not include those deemed exemplary or punitive in nature, nor may they include damages for lost profits. Should any dispute arise out of the terms or performance of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and costs as determined by the arbitrators. Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction. F. No waiver of any right under this Agreement shall be effective unless in writing and signed by the party against whom enforcement is sought. No failure or delay in exercising any right shall operate as a waiver thereof. G. This Agreement is for the sole and exclusive benefit of the parties and their successors and permitted assigns, and no third party is intended to or shall have any rights hereunder. H. Except as otherwise provided herein or except as may be mutually agreed upon in writing during the normal course of business, all written administrative procedures, notices, requests or reports hereunder must be in writing, mailed by first class registered or certified mail (postage prepaid), overnight mail, electronic mail, or hand-delivered to the address below: a. If to the Company: Terrence McLean SageSure Insurance Managers LLC 101 Hudson St. Ste. 2700 Jersey City, NJ 07302 b. If to FNU: Gordon Jennings FedNat Underwriters, Inc 6

DocuSign Envelope ID: 321D278C-FA26-4B20-952A-6F65505F7A8C 14050 NW 14th Street, Suite 180 Sunrise, FL 33323 I. Neither Company nor FNU may assign its rights and obligations under this Agreement except to a corporate parent or affiliated entity and with the consent of the other party, which consent will not be unreasonably withheld. J. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, without regard to its choice of laws provisions. K. Neither party shall use the name or marks of the other for any purpose, including advertisement or public relations announcements, without prior written approval. L. In the event any provision of this Agreement is deemed to be invalid, if possible, and if the parties agree, it shall be modified to eliminate any objection to its validity. If the provision cannot be modified, or the parties cannot agree to a modification, it shall be excised from this Agreement and the rest of this Agreement shall continue in effect. IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals to be effective as of the date and year above written as “Effective Date.” SageSure Insurance Managers LLC FedNat Underwriters, Inc. By: By: Name: Terrence Mclean Name: J. Gordon Jennings, III Title: President & CEO Title: President 1/6/2016 Date: 1/5/16 Date: 7

DocuSign Envelope ID: 321D278C-FA26-4B20-952A-6F65505F7A8C First Statement of Work Attached to and forming a part of the FNU Administrative Service Agreement Work Performed: FNU will perform, and the Company hereby grants authority to FNU to perform, the following in the name and stead of the Company: a. Customer Service Representatives (CSR): Using FNU’s staff and facilities, provide CSR support during hours agreed upon between FNU and Company for:  Via Telephone, and in a timely manner, answering and responding to mortgagee representative requests for policy information, adjusting mortgagee clauses if needed, and documenting the interaction in policy notes. Timely manner is defined as answering 80% of telephone calls within 30 seconds. b. CSR Compliance: FNU CSR’s will provide CSRs that will:  Comply as required with state license requirements;  Answer coverage, policy and accounting questions in accordance with Company’s guidelines and Company’s training materials and refer other questions to Company;  Conform to the reasonable training and oversight by Company’s field representatives, to include giving Company representatives access to call recordings for periodic telephone monitoring reviews Report(s): FNU will provide the Company a report (electronic file in .csv or Excel format) on the details of the telephone calls handled in the name and stead of the Company as part of the invoice. Details of the report will include the date and time of the telephone call, duration, speed of answer, , and FNU representative who answered the call. Additionally, any details regarding abandoned calls will be shared with the Company in the same or separate report. These reports will allow the Company insights into the specific call traffic for planning purposes and verify the telephone service level being provided. Duration(s): One year term, renewable with cancellation provision of ninety (90) days notice Compensation: Per Answered Call o Phone Call Duration > 20 seconds - $3.00 o Phone Call Duration <= 20 seconds - $1.00 8

DocuSign Envelope ID: 321D278C-FA26-4B20-952A-6F65505F7A8C IN WITNESS WHEREOF, the Parties have executed this Statement of Work in duplicate originals to be effective as of the date and year above written as “Effective Date.” SageSure Insurance Managers LLC FedNatUnderwriters, Inc. By: By: J. Gordon Jennings, III Name: Terrence McLean Name: President Title: President & CEO Title: 1/6/2016 Date: 1/5/16 Date: 9